UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2025
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Frontier Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4545 Airport Way
Denver, CO 80239
(720) 374-4550
(Address of principal executive offices, including zip code, and Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Frontier Group Holdings, Inc. (the “Company”), parent company of Frontier Airlines, Inc., is providing an update to its previously issued guidance for the fourth quarter of 2024, as disclosed in the Company’s earnings release issued October 29, 2024, and as supplemented on December 3, 2024.

Frontier’s revenue and cost initiatives continue to gain momentum alongside improving operational performance and customer experience, all of which is driving better than expected fourth quarter 2024 results and further confidence in the Company’s target to return to double-digit adjusted (non-GAAP) pre-tax margins in the summer of 2025.

As a result, fourth quarter 2024 adjusted (non-GAAP) pre-tax margin is now expected to be approximately 4%, an increase of 300 basis points from the midpoint of the previous guidance range of breakeven to 2 percent. Fourth quarter 2024 revenue per available seat mile (“RASM”), a supplemental guidance item, is now anticipated to be approximately 14 percent higher than the fourth quarter of 2023, driven largely by the continued progression of The New Frontier, network optimization and capacity growth moderation, and yield management. The RASM uplift is further supported by the Company’s shift to network simplification, which is driving improved operational performance reflected in Frontier's December completion factor rank of second among major U.S. carriers. Fourth quarter adjusted (non-GAAP) operating expenses, excluding fuel, are now anticipated to be between $725 to $735 million, lower than the previously issued guidance range of $725 to $745 million, supporting the Company’s previously issued guidance of a one percent reduction in adjusted (non-GAAP) cost per available seat mile (“CASM”) (excluding fuel), stage-length adjusted to 1,000 miles for full-year 2024 versus full-year 2023.

Fourth quarter 2024 capacity decreased approximately 2.1 percent compared to the fourth quarter of 2023. Average stage length was approximately 875 miles and 895 miles for fourth quarter 2024 and full-year 2024, respectively. Average fuel cost per gallon is expected to be $2.45 to $2.48 per gallon. No change is made in the other key guidance ranges and metrics from those provided on December 3, 2024, including the Company’s effective tax rate, pre-delivery deposits (net of refunds), and other capital expenditures for fourth quarter 2024.

Total liquidity as of the end of 2024 is expected to be approximately $930 million, including $205 million of availability from the Company’s revolving credit facility.

The Company expects to release its year end financial results on February 7, 2025 before the market opens and to host a live webcast with analysts the same day at 11:00am Eastern Time. Details for the conference call will be provided at a later date.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements and Information

Certain statements in this release should be considered forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous risks and uncertainties relating to the Company's operations and business environment including, without limitation, the following: unfavorable economic and political conditions in the states where the Company operates and globally, including an inflationary environment and potential recession, and the resulting impact on cost inputs and/or consumer demand for air travel; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; disruptions to the Company's flight operations, including due to factors beyond the Company's control, such as adverse weather events or air traffic controller staffing shortages; the Company's ability to attract and retain qualified personnel at reasonable costs; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel, including as a result of the war between Russia and Ukraine and the conflict in the Middle East; the Company's reliance on technology and automated systems to operate its business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company's reliance on third-party service providers and the impact of any failure of these parties to perform as expected, or interruptions in the Company's relationships with these providers or their provision of services; adverse publicity and/or harm to the Company's brand or reputation; reduced travel demand and potential tort liability as a result of an accident, catastrophe or incident involving the Company, its codeshare partners or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company's network strategy or other factors outside its control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders; the Company's reliance on a single supplier for its aircraft and two suppliers for its engines, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company's operations; extended interruptions or disruptions in service at major airports where the Company operates; the impacts of seasonality and other factors associated with the airline industry; the Company's failure to realize the full value of its intangible assets or its long-lived assets, causing the Company to record impairments; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; the Company's inability to accept or integrate new aircraft into the Company's fleet as planned; the impacts of the Company's significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and the impacts of insufficient liquidity on the Company's financial condition and business; failure to comply with the covenants in the Company's financing agreements or failure to comply with financial and other covenants governing the Company's other debt; changes in, or failure to retain, the Company's senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth from time to time under sections captioned "Risk Factors" in the Company's reports and other documents filed with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 20, 2024, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, which was filed with the SEC on May 2, 2024.

Non-GAAP Financial Measures

Non-GAAP financial metrics are included because the Company believes they are useful additional indicators of, among other things, its operating and cost performance. These non-GAAP financial measures have limitations as analytical tools. Because of these limitations, determinations of the Company's operating performance or CASM excluding unrealized gains and losses, special items or other items should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. These non-GAAP financial measures may be presented on a different basis than other companies using similarly titled non-GAAP financial measures. The Company is unable to reconcile these forward-looking non-GAAP projections to GAAP as the nature or amount of such special items cannot be determined at this time. The guidance provided is based on the Company’s current estimates and is not a guarantee of future performance. This guidance is subject to significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in the Company’s reports on file with the SEC. The Company undertakes no duty to update any forward-looking statements or estimates, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

Date: January 6, 2025	By:	/s/ Howard M. Diamond
Howard M. Diamond
Executive Vice President, Legal and Corporate Affairs